EXHIBIT 10.20

AMENDMENT NO. 2

TO

CREDIT AGREEMENT AND NOTE

This Amendment No. 2 (this “Amendment”) to that certain Credit Agreement, dated September 27, 1999, as amended by that certain Amendment, dated February 12, 2002 (as so amended, the “Original Agreement”) and to that certain Promissory Note, in the principal amount of $8,000,000, dated September 27,1999 (the “Note”), is made, effective the 20th day of July, 2005, by and between K-Tel International, Inc (the “Borrower”) and K-5 Leisure Products, Inc. (the “Lender”).

RECITALS

WHEREAS, the Lender and the Borrower desire to amend the Original Agreement and the Note;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1.             Defined Terms.

Defined terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

2.             Amendment of Original Agreement.

Section 1.10 of the Original Agreement is hereby amended by replacing “July 20, 2005” with “July 20, 2008.”

3.             Amendment of Note.

The Note is herby amended by extending the maturity date to July 20, 2008.

4.             Authorization.

The Borrower hereby authorizes the Lender to file, electronically or otherwise, financing statements under the Uniform Commercial Code in all jurisdictions in which such filings are appropriate or necessary to continue the security interest granted pursuant to or in connection with the Original Agreement, including without limitation the Security Agreement and the Stock Security Agreement.  The Borrower hereby confirms that the Original Agreement and the Note, each as amended hereby, are secured by the Security Agreement and the Stock Security Agreement.

4.             Borrower’s Warranties.

The Borrower represents and warrants that (1) each representation, warranty and covenant made by it in the Original Agreement is true and correct on the date hereof, with the same effect as if made on such date (other than as set forth on Exhibit A hereto); and (2) as of the effective date of this Amendment, it is not in default under the Original Agreement, nor has any event occurred which, with notice or lapse of time, would result in such a default, except for such defaults as have been waived by the Lender.

5.             Incorporation of Terms.

Except as specifically set forth in this Amendment No. 2, all of the terms and conditions of the Original Agreement and the Note, and all documents related thereto, shall remain in full force and effect.

6.             No Waiver, etc.

The Borrower acknowledges that no provision of this Amendment shall be construed to be a waiver by the Lender of any rights or remedies that the Lender may have due to the occurrence of any default under the Agreement or the Note that may have occurred heretofore or which may occur hereafter.  The Borrower hereby represents and warrants that it has no defenses or rights of set-off against the Lender.

7.             Confirmation of Guaranty.

Certain affiliated companies of the Borrower (collectively, the “Guarantors”), are parties to that certain Guaranty, dated September 27, 1999.  Each of the Guarantors hereby acknowledges and agrees that such Guaranty remains in full force and effect, notwithstanding this Amendment, the extension of the term of the Original Agreement, any delay in executing this Amendment, or any other matter which would, but for this Confirmation, release a Guarantor from its obligations under the Guaranty.

IN WITNESS WHEREOF, this Amendment has been executed to be effective as of the day and year first above written.

K-TEL INTERNATIONAL, INC.

By	/s/ Philip Kives

K-R LEISURE PRODUCTS, INC.

By	/s/ Philip Kives

Agreed to and Accepted for
Purposes of Section 7:

DOMINION ENTERTAINMENT, INC.

By	/s/ Philip Kives
Its: President

K-TEL CONSUMER PRODUCTS, INC.

By	/s/ Philip Kives
Its: President

K-TEL TV, INC.

By	/s/ Philip Kives
Its: President

K-TEL VIDEO, INC.

By	/s/ Philip Kives
Its: President

K-TEL ENTERTAINMENT, INC.

By	/s/ Philip Kives
Its: President

K-TEL ONLINE, INC.

By	/s/ Philip Kives
Its: President

K-TEL ENTERTAINMENT (UK) LTD.

By	/s/ Philip Kives
Its: President

K-TEL ENTERTAINMENT (CAN) INC.

By	/s/ Philip Kives
Its: President
K-TEL DIRECT, INC.

By	/s/ Philip Kives
Its: President